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                                                                    EXHIBIT 4.12

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                       GUARANTEE AND COLLATERAL AGREEMENT


                                     made by


                          COLLINS & AIKMAN CORPORATION,


                         COLLINS & AIKMAN PRODUCTS CO.,


                        and certain of their Subsidiaries


                                   in favor of


                            THE CHASE MANHATTAN BANK,
                               as Collateral Agent


                          Dated as of February 23, 2001





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                                Table of Contents

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Section 1.        DEFINED TERMS...................................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Other Definitional Provisions...................................................................5

Section 2.        Guarantee.......................................................................................5
         2.1      Guarantee.......................................................................................5
         2.2      Right of Contribution...........................................................................6
         2.3      No Subrogation..................................................................................6
         2.4      Amendments, etc. with respect to the Borrower Obligations.......................................7
         2.5      Guarantee Absolute and Unconditional............................................................7
         2.6      Reinstatement...................................................................................8
         2.7      Payments........................................................................................8

Section 3.        GRANT OF SECURITY INTEREST......................................................................8

Section 4.        REPRESENTATIONS AND WARRANTIES..................................................................9
         4.1      Title; No Other Liens...........................................................................9
         4.2      Perfected First Priority Liens..................................................................9
         4.3      Jurisdiction of Organization; Chief Executive Office............................................9
         4.4      Inventory and Equipment.........................................................................9
         4.5      Farm Products...................................................................................9
         4.6      Investment Property............................................................................10
         4.7      Receivables....................................................................................10
         4.8      Intellectual Property..........................................................................10

Section 5.        COVENANTS......................................................................................11
         5.1      Delivery of Instruments, Certificated Securities and Chattel Paper.............................11
         5.2      Maintenance of Insurance.......................................................................11
         5.3      Payment of Obligations.........................................................................11
         5.4      Maintenance of Perfected Security Interest; Further Documentation..............................11
         5.5      Changes in Locations, Name, etc................................................................12
         5.6      Notices........................................................................................12
         5.7      Investment Property............................................................................12
         5.8      Receivables....................................................................................13
         5.9      Intellectual Property..........................................................................13

Section 6.        REMEDIAL PROVISIONS............................................................................14
         6.1      Certain Matters Relating to Receivables........................................................14
         6.2      Communications with Obligors; Grantors Remain Liable...........................................15
         6.3      Pledged Stock..................................................................................15
         6.4      Proceeds to be Turned Over To Collateral Agent.................................................16
         6.5      Application of Proceeds........................................................................17
         6.6      Code and Other Remedies........................................................................17
         6.7      Investment Property............................................................................18
         6.8      Waiver; Deficiency.............................................................................18

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
Section 7.        THE COLLATERAL AGENT...........................................................................18
         7.1      Collateral Agent's Appointment as Attorney-in-Fact, etc........................................18
         7.2      Duty of Collateral Agent.......................................................................20
         7.3      Execution of Financing Statements..............................................................20
         7.4      Authority of Collateral Agent..................................................................20
         7.5      Replacement....................................................................................21

Section 8.        MISCELLANEOUS..................................................................................21
         8.1      Amendments in Writing..........................................................................21
         8.2      Notices........................................................................................21
         8.3      No Waiver by Course of Conduct; Cumulative Remedies............................................21
         8.4      Enforcement Expenses; Indemnification..........................................................22
         8.5      Successors and Assigns.........................................................................22
         8.6      Set-Off........................................................................................22
         8.7      Counterparts...................................................................................22
         8.8      Severability...................................................................................23
         8.9      Section Headings...............................................................................23
         8.10     Integration....................................................................................23
         8.11     GOVERNING LAW..................................................................................23
         8.12     Submission To Jurisdiction; Waivers............................................................23
         8.13     Acknowledgements...............................................................................23
         8.14     Additional Grantors............................................................................24
         8.15     Releases.......................................................................................24
         8.16     Amendment and Restatement......................................................................24
         8.17     WAIVER OF JURY TRIAL...........................................................................24


SCHEDULES

Schedule 1        Notice Addresses
Schedule 1.1      Cash Management Service Agreements
Schedule 2        Investment Property
Schedule 3        Perfection Matters
Schedule 4        Jurisdictions of Organization and Chief Executive Offices
Schedule 5        Inventory and Equipment Locations
Schedule 6        Intellectual Property


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                       GUARANTEE AND COLLATERAL AGREEMENT

                  GUARANTEE AND COLLATERAL AGREEMENT, dated as of February 23, 2001, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of THE CHASE MANHATTAN BANK, as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties (defined below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, Holdings, the Company, Collins & Aikman Canada Inc. ("C&A Canada"), Collins & Aikman Plastics, Ltd. ("C&A Plastics"; and collectively with C&A Canada, the "Canadian Borrowers"), certain financial institutions (the "Lenders") The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, and The Chase Manhattan Bank ("Chase"), as Administrative Agent, have entered into the Credit Agreement, dated as of May 28, 1998, as amended and restated through February 23, 2001 (such agreement as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Company and the Canadian Borrowers;

                  WHEREAS, the Company may from time to time incur Permitted Acquisition Indebtedness (as defined in the Credit Agreement);

                  WHEREAS, the Collateral Agent and the Administrative Agent, inter alia, are parties to the Amended and Restated Master Collateral and Intercreditor Agreement, dated as of February 23, 2001 (as amended, modified and supplemented from time to time, the "Intercreditor Agreement"); and

                  WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing premises and in order to induce the Lenders to make Loans and other extensions of credit under the Credit Agreement, and any Permitted Acquisition Indebtedness Creditors (as defined in the Intercreditor Agreement) to enter into the Permitted Acquisition Indebtedness Agreements (as defined in the Intercreditor Agreement) and to provide the Permitted Acquisition Indebtedness and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with the Collateral Agent as follows:

                            Section 1. DEFINED TERMS

                  1.1 Definitions. (a). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory.

                  (b) The following terms shall have the following meanings:
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                  "Actionable Default":  as defined in the Intercreditor
Agreement.

                  "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Borrower Obligations": the collective reference to any and all obligations of (i) each of the Company and the Canadian Borrowers under the Credit Agreement, the Notes, the Letters of Credit, the other Loan Documents and any Permitted Acquisition Indebtedness Agreement, including, without limitation, the principal of, and premium, if any, and interest (including without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Company or the Canadian Borrowers would accrue on such obligations, whether a claim is allowed against the Company or the Canadian Borrowers for interest in any such proceeding) on, all Loans, drawings under the Letters of Credit and Permitted Acquisition Indebtedness and payments for early termination and the fees, costs, expenses (including, without limitation, reasonable legal fees and expenses of counsel), indemnities and liabilities of whatsoever nature now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising, of the Company or the Canadian Borrowers under or in connection with the Credit Transaction Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue such obligations of the Company or the Canadian Borrowers or from time to time renew them after they have been satisfied, (ii) the Company and the Canadian Borrowers under Interest Rate Agreements entered into by the Company or the Canadian Borrowers with a counterparty that is a Lender and (iii) the Company and the Canadian Borrowers under Cash Management Service Agreements (up to an aggregate principal amount under all such agreements of $25,000,000) entered into by the Company or the Canadian Borrowers with a counterparty that is a Lender.

                  "Cash Management Service Agreements": shall mean (a) the agreements listed on Schedule 1.1 and any refinancings thereof or other service agreements the borrowings under which are used to fund overdrafts of any subsidiary of Holdings or to serve any such subsidiary's cash management needs or for similar purposes, and (b) any guarantees of such agreements.

                  "Collateral":  as defined in Section 3.

                  "Collateral Account": any collateral account established by the Collateral Agent as provided in Section 6.1 or 6.4.

                  "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule
6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                  "Credit Transaction Documents": as defined in the Intercreditor Agreement.
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                                                                             3


                  "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

                  "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

                  "Foreign Subsidiary Voting Stock": the voting capital stock of any Foreign Subsidiary.

                  "General Intangibles": all "general intangibles" as such term is defined in Section 9-106 of the New York UCC and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

                  "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2), any other Loan Document, any Permitted Acquisition Indebtedness Agreement or the other Credit Transaction Documents to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document to which such Guarantor is a party).

                  "Guarantors": the collective reference to each Grantor.

                  "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Intercompany Note": any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

                  "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-115 of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

                  "Issuers": the collective reference to each issuer of any Investment Property.

                  "Lender Cash Management Service Agreements": all Cash Management Service Agreements entered into by any Loan Party or Restricted Subsidiary with any Lender (or any Affiliate of any Lender).

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                  "Lender Interest Rate Agreements": all Interest Rate
Agreements entered into by any Borrower with any Lender (or any Affiliate of any Lender).

                  "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Obligations": (i) in the case of the Company, the Borrower Obligations of the Company, and (ii) in the case of each Guarantor, its Guarantor Obligations.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

                  "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

                  "Permitted Acquisition Indebtedness Agreement": as defined in the Intercreditor Agreement.

                  "Permitted Acquisition Indebtedness Creditors": as defined in the Intercreditor Agreement.

                  "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

                  "Pledged Stock": the shares of capital stock listed on
Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the capital stock of any person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall (i) more than 66% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder, (ii) any directors' qualifying shares be required to be pledged hereunder to the extent that applicable law requires that any Grantor issue such qualifying shares and (iii) any shares of any capital stock of any Subsidiary or any other person that is not a wholly owned subsidiary of such Grantor be required to be pledged hereunder. The pledge of the capital stock of Waterstone Insurance, Inc. shall be subject to such restrictions as are imposed by applicable law, regulation or regulatory policy.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                  "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account); provided that any such right which is sold pursuant to a Permitted Receivables Financing shall not be included in the term "Receivable" for so long as such right is subject to a Permitted Receivables Financing.

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                  "Reimbursement Obligation": the obligation of the Borrowers to reimburse the Issuing Lender pursuant to Section 2.22 of the Credit Agreement for amounts drawn under Letters of Credit.

                  "Required Creditors": as defined in the Intercreditor
Agreement.

                  "Requirement of Law": as to any person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

                  "Secured Parties": the collective reference to (a) the Lenders (including in their capacities as counterparties to Interest Rate Agreements and Cash Management Service Agreements), (b) the Issuing Banks, (c) the Administrative Agent, (d) the Collateral Agent and (e) any Permitted Acquisition Indebtedness Creditors.

                  "Securities Act": the Securities Act of 1933, as amended.

                  "Subsidiary Guarantor": each Guarantor other than Holdings and the Company.

                  "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

                  "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

         1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

         2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

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                                                                               6


         (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

         (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Agent or any Secured Party hereunder.

         (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 (other than Obligations in respect of Lender Interest Rate Agreements and Lender Cash Management Service Agreements) shall have been satisfied by payment in full (other than contingent obligations which, pursuant to the terms of this Agreement or the Credit Agreement, survive the termination of this Agreement and the Credit Agreement and the repayment of the Loans), no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Borrower Obligations.

         (e) No payment made by any of the Borrowers, any of the Guarantors, any other guarantor or any other person or received or collected by the Collateral Agent or any Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated

         2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Collateral Agent and the Secured Parties, and each Subsidiary Guarantor shall remain liable to the Collateral Agent and the Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder.

         2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent and the Secured Parties by the Borrowers on account of the

Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

         2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent or any Secured Party may be rescinded by the Collateral Agent or such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Secured Party, the Credit Agreement, the other Loan Documents, the Lender Cash Management Service Agreements, the Permitted Acquisition Indebtedness Agreements and the other Credit Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Required Lenders, all Lenders or the relevant Lender, or as such other Credit Transaction Document requires, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent or any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Borrowers or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other person against the Collateral Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of such Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of such Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other person or against any collateral security or guarantee for any Borrower Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in dollars at the Funding Office.

                     SECTION 3. GRANT OF SECURITY INTEREST

         As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations, each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

         (a) all Accounts;

         (b) all Chattel Paper;

         (c) all Deposit Accounts;

         (d) all Documents;

         (e) all Equipment;

         (f) all General Intangibles;

         (g) all Instruments;

         (h) all Intellectual Property;

         (i) all Inventory;

         (j) all Investment Property;

         (k) all Receivables;

         (l) all other property not otherwise described above;

         (m) all books and records pertaining to the Collateral; and

         (n) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

                  Notwithstanding the foregoing, Collateral shall not include any Excluded Collateral and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's right, title or interest in any Excluded Collateral.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders, the Administrative Agent, and the Canadian Administrative Agent to enter into the Credit Agreement and to make and continue the Loans and other extensions of credit thereunder, and the Permitted Acquisition Indebtedness Creditors to enter into the Permitted Acquisition Indebtedness Agreements and to provide the Permitted Acquisition Indebtedness, each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party that:

         4.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by Section
6.04 of the Credit Agreement or any Permitted Acquisition Indebtedness Agreement, such Grantor owns or has a valid interest in each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement or any Permitted Acquisition Indebtedness Agreement.

         4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered or will be delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral (other than Collateral which is of the type not subject to Article 8 and Article 9 of the UCC) in favor of the Collateral Agent, for the benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws effecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceeding in equity or at law) and an implied covenant of good faith and fair dealing, against all creditors of such Grantor and any persons purporting to purchase any Collateral from such Grantor and (b) are or will be prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement or any Permitted Acquisition Indebtedness Agreement which have priority over the Liens on the Collateral by operation of law.

         4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on
Schedule 4.

         4.4 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 5.

         4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the capital stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 66% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer, except as otherwise set forth on Schedule 2.

         (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

         (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (d) Such Grantor is the record and beneficial owner of, and has good title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other person, except the security interest created by this Agreement.

         4.7 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable for an amount payable in excess of $25,000 is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

         (b) None of the obligors on any Receivables for an amount payable in excess of $25,000 is a Governmental Authority.

         (c) The amounts represented by such Grantor to the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

         4.8 Intellectual Property. (a) Schedule 6 lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

         (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws effecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceeding in equity or at law) and an implied covenant of good faith and fair dealing, has not been abandoned and does not infringe the intellectual property rights of any other person.

         (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

         (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

         (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any material Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                              SECTION 5. COVENANTS

                  Each Grantor covenants and agrees with the Collateral Agent and the Secured Parties that, from and after the date of this Agreement until the Obligations (other than Obligations in respect of Lender Interest Rate Agreements and Lender Cash Management Service Agreements) shall have been paid in full (other than contingent obligations which, pursuant to the terms of this Agreement or the Credit Agreement, survive the termination of this Agreement and the Credit Agreement and the repayment of the Loans), no Letter of Credit shall be outstanding and the Commitments shall have terminated:

         5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable in excess of $250,000 under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

         5.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties and (ii) insuring such Grantor, the Collateral Agent and the Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Collateral Agent and the Secured Parties.

         (b) All such insurance shall (i) name the Collateral Agent as insured party or loss payee, (ii) if reasonably requested by the Collateral Agent, include a breach of warranty clause and (iii) be reasonably satisfactory in all other respects to the Collateral Agent.

         5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         5.4 Maintenance of Perfected Security Interest; Further Documentation.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in
Section 4.2 and shall defend such security interest against the claims and demands of all persons whomsoever.

         (b) Such Grantor will furnish to the Collateral Agent and the Secured Parties from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail.

         (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole reasonable expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

         5.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of (a) all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

                  (i) permit any of the Inventory or Equipment having a value in excess of $50,000 to be kept at a location other than those listed on
         Schedule 5;

                  (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.3; or

                  (iii)change its name, identity or corporate or other organizational structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading.

         5.6 Notices. Such Grantor will advise the Collateral Agent and the Secured Parties promptly, in reasonable detail, of:

         (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

         (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the capital stock of any Issuer of Pledged Stock, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent and the Secured Parties, hold the same in trust for the Collateral Agent and the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

         (b) Without the prior written consent of the Collateral Agent, such Grantor will not (i) except as permitted by Article VI of the Credit Agreement, vote to enable, or take any other action to permit, any Issuer of Pledged Stock to issue any capital stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any capital stock of any nature of any Issuer of Pledged Stock, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement and any analogous provisions of any Permitted Acquisition Indebtedness), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

         (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

         5.8 Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

         (b) Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

         5.9 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark except to the extent failure to do so could not reasonably be expected to adversely effect the value of such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

         (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

         (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

         (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other person.

         (e) Such Grantor will notify the Collateral Agent and the Secured Parties promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

         (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent within fifteen Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's and the Secured Parties' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

         (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

         (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                         SECTION 6. REMEDIAL PROVISIONS

         6.1 Certain Matters Relating to Receivables. (a) The Collateral Agent shall have the right at any time after the occurrence and during the continuance of an Actionable Default to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. At any time after the occurrence and during the continuance of an Actionable Default, upon the Collateral Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

         (b) The Collateral Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Collateral Agent's direction and control, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Actionable Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Actionable Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within five Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

         (c) At the Collateral Agent's request, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

         6.2 Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Actionable Default communicate with obligors under the Receivables to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Receivables.

         (b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Actionable Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Collateral Agent for the benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

         (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         6.3 Pledged Stock. (a) Unless an Actionable Default shall have occurred and be continuing and the Collateral Agent shall have given notice (which notice need not be given if any of the events of the type described in paragraphs (g) and (h) of Article VII of the Credit Agreement shall have occurred with respect to such Grantor) to the relevant Grantor of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement and any Permitted Acquisition Indebtedness Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement, any other Loan Document or any Permitted Acquisition Indebtedness Agreement.

         (b) If an Actionable Default shall occur and be continuing and the Collateral Agent shall give notice (which notice need not be given if any of the events of the type described in paragraphs (g) and (h) of Article VII of the Credit Agreement shall have occurred with respect to such Grantor) of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the manner set forth in Section 6.5, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it and for any acts of gross negligence or willful misconduct with respect to such property, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing except for any acts of gross negligence or willful misconduct in connection with such exercise, failure or delay.

         (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Actionable Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.

         6.4 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Actionable Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

         6.5 Application of Proceeds. Except as expressly provided elsewhere in this Agreement and subject to the terms of the Intercreditor Agreement, all proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as Collateral for, and/or then, or at any time thereafter, be applied in full or in part by the Collateral Agent against, the Obligations in the following order of priority:

                           FIRST: to the payment of all costs and expenses of
                  such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder and all advances made by the Collateral Agent hereunder for the account of any Grantor, and the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 8.4 and the applicable Credit Transaction Documents;

                           SECOND: to the payment or collateralization in full
                  of the Obligations; and

                           THIRD: after payment in full of the amounts specified
                  in the preceding two subparagraphs of this Section 6.5, to the payment to or upon the order of the Grantors, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         6.6 Code and Other Remedies. If an Actionable Default shall occur and be continuing, subject to the provisions of the Intercreditor Agreement, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may upon the occurrence and during the continuance of an Actionable Default forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Secured Party, as agent for and representative of the Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless (i) in the event that there is no outstanding Permitted Acquisition Indebtedness, Lenders as provided in Section 9.08 of the Credit Agreement, or (ii) in the event that there is any outstanding Permitted Acquisition Indebtedness, Required Creditors, shall otherwise agree in writing) shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         6.7 Investment Property. (a) The Grantors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Property conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. The Grantors acknowledge that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, the Grantors agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

         (b) If the Collateral Agent determines to exercise its right to sell any or all of the Investment Property, upon written request, the Grantors shall and shall cause each issuer of any Pledged Stock to be sold hereunder from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of shares and other instruments included in the Investment Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         6.8 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency.

                        Section 7. THE COLLATERAL AGENT

         7.1 Collateral Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

         (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

         (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's and the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

         (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

         (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

         (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem reasonably appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8)generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

         Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Actionable Default shall have occurred and be continuing.

         (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

         (c) The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

         (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         7.2 Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement in the event such Grantor fails to execute any financing statement or recording document or instrument within 5 days after the Collateral Agent's request therefor. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

         7.4 Authority of Collateral Agent. (a) Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this

Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         (b) The Secured Parties agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of (i) in the event that there is no outstanding Permitted Acquisition Indebtedness, Lenders as provided in Section 9.08 of the Credit Agreement, or (ii) in the event that there is any outstanding Permitted Acquisition Indebtedness, Required Creditors, and that no Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereunder, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement.

         7.5 Replacement. Upon the acceptance of any appointment as Collateral Agent under Section 5.04 of the Intercreditor Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

                            Section 8. MISCELLANEOUS

         8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except upon the written concurrence of (i) in the event that there is no outstanding Permitted Acquisition Indebtedness, Lenders as provided in Section 9.08 of the Credit Agreement, or (ii) in the event that there is any outstanding Permitted Acquisition Indebtedness, Required Creditors. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         8.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

         8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Actionable Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Secured Party and the Collateral Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Secured Party and of counsel to the Collateral Agent.

         (b) Each Guarantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         (c) Each Guarantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.05 of the Credit Agreement.

         (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

         8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

         8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Collateral Agent and each Secured Party at any time and from time to time while an Actionable Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Collateral Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Collateral Agent or such Secured Party hereunder and claims of every nature and description of the Collateral Agent or such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Collateral Agent or such Secured Party may elect, whether or not the Collateral Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent and each Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Collateral Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent or such Secured Party may have.

         8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         8.13 Acknowledgements. Each Grantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

         (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

         8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.18 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         8.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Obligations in respect of Lender Interest Rate Agreements and Lender Cash Management Service Agreements) shall have been paid in full (other than contingent obligations which, pursuant to the terms of this Agreement or the Credit Agreement survive the termination of this Agreement and the Credit Agreement and the repayment of Loans), the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall promptly deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of Holdings, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the capital stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement or any Permitted Acquisition Indebtedness Agreement; provided that the Borrower shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

         8.16 Amendment and Restatement. This Agreement amends and restates the Pledge Agreement, dated as of May 28, 1998 (the "Existing Pledge Agreement"), among the Company, Holdings, certain subsidiaries of Holdings, and the Collateral Agent, and all indebtedness, obligations and liens created under the Existing Pledge Agreement are to be continued hereunder and thereunder and remain in full force and effect and are not to be discharged, paid, satisfied or cancelled.

         8.17 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.


                                          COLLINS & AIKMAN CORPORATION


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          COLLINS & AIKMAN PRODUCTS CO.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          DURA CONVERTIBLE SYSTEMS, INC.


                                          by /s/ Ronald T. Lindsay
                                            -----------------------------------
                                            Title: Secretary and Vice President

                                          COLLINS & AIKMAN INTERNATIONAL
                                            CORPORATION


                                          by /s/ Charles G. Nichols
                                             -----------------------------------
                                             Title: Treasurer


                                          COLLINS & AIKMAN PLASTICS, INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          COLLINS & AIKMAN ASSET SERVICES, INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President

                                          CW MANAGEMENT CORPORATION


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary


                                          HOPKINS SERVICES, INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary


                                          SAF SERVICES CORPORATION


                                          by /s/ Ronald T. Lindsay
                                            -----------------------------------
                                            Title: Secretary


                                          COLLINS & AIKMAN (GIBRALTAR) LIMITED


                                          by/s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          COLLINS & AIKMAN CARPET & ACOUSTICS
                                            (TN), INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          COLLINS & AIKMAN AUTOMOTIVE
                                            INTERNATIONAL, INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President

                                          COLLINS & AIKMAN EUROPE, INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          AMCO CONVERTIBLE FABRICS, INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          COLLINS & AIKMAN ACCESSORY MATS, INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          COLLINS & AIKMAN AUTOMOTIVE MATS,
                                          LLC


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          AKRO MATS, LLC


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          COLLINS & AIKMAN CARPET & ACOUSTICS
                                             (MI), INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President

                                          COMET ACOUSTICS, INC.


                                          by /s/ Ronald T. Lindsay
                                             -----------------------------------
                                             Title: Secretary and Vice President


                                          THE CHASE MANHATTAN BANK,
                                            as Collateral Agent


                                          by /s/ Bruce Borden
                                             -----------------------------------
                                             Title: Vice President


                                          Notice Address:

                                          The Chase Manhattan Bank
                                          270 Park Avenue (48th Floor)
                                          New York, New York  10017
                                          Attention:  Richard Duker
                                          Facsimile:  (212) 270-5127

                                                                      Schedule 1


                         NOTICE ADDRESSES OF GUARANTORS


NAME OF GUARANTOR                           ADDRESS

COLLINS & AIKMAN CORPORATION                Collins & Aikman Corporation
                                            5755 New King Court
                                            Troy, MI 48098
                                            Attention:  Chief Financial Officer
                                            Facsimile:  (248) 824-1552

The notice address for each of the following Guarantors should be sent to the above address in care of Collins & Aikman Corporation:

Collins & Aikman Products Co.
Collins & Aikman Asset Services, Inc.
CW Management Corp.
SAF Services Corp.
Hopkins Services, Inc.
Collins & Aikman International Corp.
Collins & Aikman Europe, Inc.
Collins & Aikman (Gibraltar) Ltd.
Collins & Aikman Automotive International, Inc.
Dura Convertible Systems, Inc.
Amco Convertible Fabrics, Inc.
Collins & Aikman Accessory Mats, Inc.
Collins & Aikman Automotive Mats, LLC
Akro Mats, LLC
Collins & Aikman Carpet & Acoustics (MI), Inc.
Collins & Aikman Carpet & Acoustics (TN), Inc.
Comet Acoustics, Inc.
Collins & Aikman Plastics, Inc.

                                                                    Schedule 1.1


                   EXISTING CASH MANAGEMENT SERVICE AGREEMENTS

A. Credit Agreement, dated as of July 12, 2000 between The Bank of Nova Scotia and Collins & Aikman Canada, Inc. This Credit Agreement is guaranteed by Collins & Aikman Products Co.

B. Overdraft customs agreement, and automated clearing house facilities totaling up to $15,000,000 USD equivalent dated May 1999 between Bank of America, N.A. and the following borrowers: Collins & Aikman Europe SA - Zurick Branch, Collins & Aikman Automotive Systems Ltd., Collins & Aikman Carpet Products (UK) Ltd., Collins & Aikman Automotive Systems N.V., Collins & Aikman Automotive Interior Systems Europe Ltd., Collins & Aikman Automotive Floormats Europe B.V., Collins & Aikman Automotive Systems S.I., Collins & Aikman Automotive Holdings GmbH, Collins & Aikman Automotive Systems GmbH, Dura Convertible Systems GmbH and any other subsidiaries of Collins & Aikman Products Co. that become a borrower under any of such facilities from time to time. These overdraft facilities are guaranteed by Collins & Aikman Products Co. up to $15,000,000 USD equivalent.

                                                                      Schedule 2


                       DESCRIPTION OF INVESTMENT PROPERTY

PLEDGED STOCK:


  Issuer         Class of Stock         Stock Certificate No.    No. of Shares
- ----------    ---------------------     ---------------------    ---------------


                               SEE ATTACHED CHART





PLEDGED NOTES:

  Issuer            Payee               Principal Amount
- ----------        ---------           --------------------

                               SEE ATTACHED CHART



- -----------------------------------------------------------------------------------------------------------------------------------
                                                                           Schedule 2

                                                                         Pledged Stock
- -----------------------------------------------------------------------------------------------------------------------------------
       Owner of Stock                        Stock Issuer                 Class of      Stock        Par       Number of Percentage
                                                                            Stock    Certificate    Value        Shares       of
                                                                                        Number                           Outstanding
                                                                                                                            hares
                                                                                                                          of Issuer
- -----------------------------------------------------------------------------------------------------------------------------------
Collins & Aikman Corporation       Collins & Aikman Products Co.           Common         A-1       $0.01          1,000

Collins & Aikman Products Co.      Collins & Aikman Accessory Mats,        Common           1       $0.00            100
(f/k/a Collins & Aikman            Inc.(f/k/a The Akro Corporation)
Corporation)

Dura Convertible Systems, Inc.     Amco Convertible Fabrics, Inc.          Common           1       $ .01          1,000

Collins & Aikman Products          Collins & Aikman Asset Services,        Common           1       $1.00            100
Co.(1)                             Inc. (f/k/a Builders Emporium
                                   Payroll Services, Inc.)

Collins & Aikman Products Co.      Collins & Aikman Automotive             Common           1       $0.00            100
(f/k/a Collins & Aikman            International, Inc.
Corporation)

Collins & Aikman Products Co.      Collins & Aikman Plastics, Inc.         Common           1       $0.01          1,000
                                   (f/k/a Manchester Plastics, Inc.)

Collins & Aikman Plastics, Inc.    Collins & Aikman Plastics, Ltd.         Common         D-1        none         56,453
                                   (f/k/a Manchester Plastics, Ltd.)

Collins & Aikman Products Co.      Collins & Aikman Carpet & Acoustics     Common           1       $0.01          1,000
                                   (MI), Inc.(f/k/a Perstorp
                                   Components, Inc. (MICH))

Collins & Aikman Products Co.      Collins & Aikman Carpet & Acoustics     Common           4       none           3,000
                                   (TN), Inc.(f/k/a Perstorp
                                   Components, Inc. (TENN))
- -----------------------------------------------------------------------------------------------------------------------------------

- ----------
(1) Stock registered in the name of "The Wickes Corporation", which changed its name to Wickes Companies, Inc. ("WCI"). WCI changed its name to Collins & Aikman Group, Inc. which merged into Collins & Aikman Products Co. effective July 13, 1994.

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                           Schedule 2

                                                                         Pledged Stock
- -----------------------------------------------------------------------------------------------------------------------------------
       Owner of Stock                        Stock Issuer                 Class of      Stock        Par       Number of Percentage
                                                                            Stock    Certificate    Value        Shares       of
                                                                                        Number                           Outstanding
                                                                                                                            hares
                                                                                                                          of Issuer
- -----------------------------------------------------------------------------------------------------------------------------------
Collins & Aikman International     Collins & Aikman Europe, Inc.           Common           1       $0.01          1,000
Corporation (f/k/a Wickes
International Corporation)

Collins & Aikman Products Co.      Collins & Aikman Export                 Common            1      $0.00            650
                                   Corporation

Collins & Aikman Products Co.      Collins & Aikman Holdings               Common          C-1      $0.00              1
(f/k/a Collins & Aikman            Canada, Inc.
Corporation)

Collins & Aikman Products Co.      Carcorp, Inc.                           Common            1      $0.01          1,000
(f/k/a Collins & Aikman
Corporation)

Collins & Aikman Products Co.      Dura Convertible Systems, Inc.          Common            2      $0.00            100
(f/k/a Collins & Aikman            (f/k/a Dura Acquisition Corp.)
Corporation)

Collins & Aikman Products          Gamble Development Company              Common            1      $0.00            100
Co.(2)

Collins & Aikman Products          Grefab, Inc. (f/k/a Greeff              Common            3      $0.00            758
Co.(1)                             Fabrics, Inc.)

Collins & Aikman Asset             Hopkins Services, Inc.                  Class A           1      $0.00            900
Services, Inc.                     (f/k/a Hopkins Realty Company)          Common

Collins & Aikman Products Co.      JPS Automotive, Inc.                    Common            1      $0.00          1,500

- ----------
(2) Stock registered in the name of "Gamble-Skogmo, Inc.". This corporation merged into Collins & Aikman Group, Inc. (then known as "Wickes Companies, Inc."), which surviving corporation, in turn, merged into Collins & Aikman Products Co. effective July 13, 1994.

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                           Schedule 2

                                                                         Pledged Stock
- -----------------------------------------------------------------------------------------------------------------------------------
       Owner of Stock                        Stock Issuer                 Class of      Stock        Par       Number of Percentage
                                                                            Stock    Certificate    Value        Shares       of
                                                                                        Number                           Outstanding
                                                                                                                            hares
                                                                                                                          of Issuer
- -----------------------------------------------------------------------------------------------------------------------------------
Collins & Aikman International     Collins & Aikman Holdings,              Common            1      N$1.00M.N     32,499
Corp. (transferee of Collins       S.A. de C.V.
& Aikman Products Co.)

Collins & Aikman Europe Inc.       Collins & Aikman (Gibraltar)            Ordinary          3     (pound)1.00       100
                                   Limited

Collins & Aikman (Gibraltar)       Collins & Aikman Europe, S.A.           Ordinary        n/a      $1.00            237
 Limited

Collins & Aikman Products          Collins & Aikman International          Common            1      $2.50            500
 Co.(3)                            Corporation (f/k/a Wickes
                                   International Corporation and
                                   Wickes Europe, Inc.)

Collins & Aikman Asset             CW Management Corporation               Class A           1      none             900
 Services, Inc.                    (f/k/a Wickes Elco Corporation)         Common

Collins & Aikman Asset             SAF Services Corporation                Class A           1      none             900
 Services, Inc.                    (f/k/a Wickes Manufacturing             Common
                                   Services Company, Inc.)

Collins & Aikman Products          Collins & Aikman Properties, Inc.       Common            1      $1.00         1,000
 Co.(3)                            (f/k/a Wickes Venture Capital,
                                   Inc.)

Collins & Aikman Products Co.      Comet Acoustics, Inc.                   Common            1      $1.00         1,000

Collins & Aikman Accessory         Akro Mats, LLC                          n/a               1      n/a             100%
 Mats, Inc.                                                                                                   membership
                                                                                                               interests

Collins & Aikman Accessory         Collins & Aikman Automotive             n/a               1      n/a             100%
Mats, Inc.                         Mats, LLC                                                                  membership
                                                                                                               interests
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------
(3) Stock registered in the name of "The Wickes Corporation", which changed its name to Wickes Companies, Inc. ("WCI"). WCI changed its name to Collins & Aikman Group, Inc. which merged into Collins & Aikman Products Co. effective July 13, 1994.

- ------------------------------------------------------------------------------------------------------------------------------
                                                              Schedule 2
                                                             Pledged Notes
- ------------------------------------------------------------------------------------------------------------------------------
       PLEDGOR                                               DEBT ISSUER                                    ORIGINAL AMOUNT OF
                                                                                                               INDEBTEDNESS
- ------------------------------------------------------------------------------------------------------------------------------
Collins & Aikman Accessory Mats                     Collins & Aikman Products Co.                               16,539,492
(f/k/a The Akro Corporation)

Collins & Aikman International Corporation          Collins & Aikman Products                                   93,862,021
(f/k/a Wickes International Corporation)

Manchester Plastics, Inc.                           Hughes Plastics, Incorporated                               11,071,000

Manchester Plastics, Inc.                           Manchester Plastics, Ltd.                                   23,136,000

Collins & Aikman Products Co.                       Hopkins Services, Inc.                                      40,000,000

Collins & Aikman Products Co.                       CW Management Corporation                                   20,000,000

Collins & Aikman Products Co.                       SAF Services Corporation                                    25,000,000

Hopkins Services, Inc.                              Collins & Aikman International Corporation                  38,935,690

CW Management Corporation                           Collins & Aikman Plastics, Inc.                             15,423,140

SAF Services Corporation                            Collins & Aikman Plastics, Inc.                             45,100,490

Collins & Aikman Products Co.                       Collins & Aikman Carpet & Acoustics, S.A. de C.V.           11,196,224
- ------------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule 3



                            FILINGS AND OTHER ACTIONS



                     REQUIRED TO PERFECT SECURITY INTERESTS



                         Uniform Commercial Code Filings

DEBTOR                                                JURISDICTION
- ------                                                ------------
Collins & Aikman Accessory Mats, Inc.                 Delaware SOS
                                                      Ohio SOS
                                                      Stark County, Ohio
                                                      Orange County, California

Collins & Aikman Carpets and Acoustics (MI), Inc.     Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan
                                                      Wayne County, Michigan
                                                      Calhoun County, Michigan

Collins & Aikman Carpets and Acoustics (TN), Inc.     Tennessee SOS
                                                      Robertson County, Tennessee

Collins & Aikman Plastics, Inc.                       Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan
                                                      Washtenaw County, Michigan
                                                      Berrien County, Michigan
                                                      Calhoun County, Michigan
                                                      Ingham County, Michigan
                                                      Wayne County, Michigan
                                                      Lenawee County, Michigan
                                                      Summit County, Ohio

Dura Convertible Systems, Inc.                        Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan
                                                      Lenawee County, Michigan
                                                      Wayne County, Michigan

Collins & Aikman Products Co.                         Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan
                                                      St. Clair County, Michigan

DEBTOR                                                JURISDICTION
- ------                                                ------------
                                                      Person County, North Carolina
                                                      Stanly County, North Carolina
                                                      McDowell County, North Carolina
                                                      Pitt County, North Carolina
                                                      Mecklenberg County, North
                                                      Carolina
                                                      Montgomery County, North
                                                      Carolina

Collins & Aikman Automotive Mats, LLC                 Delaware SOS
                                                      Ohio SOS
                                                      Stark County, Ohio
                                                      Portage County, Ohio
                                                      Holmes County, Ohio

Akro Mats, LLC                                        Delaware SOS
                                                      Ohio SOS
                                                      Stark County, Ohio
                                                      Muskingum County, Ohio

Comet Acoustics, Inc.                                 Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan

Amco Convertible Fabrics, Inc.                        Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan

Collins & Aikman Automotive International, Inc.       Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan

Collins & Aikman International Corp.                  Delaware SOS
                                                      Nevada SOS
                                                      Clark County, Nevada

Collins & Aikman Europe, Inc.                         Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan

Collins & Aikman (Gibraltar) Ltd.                     Delaware SOS
                                                      New Castle County, Delaware

Collins & Aikman Asset Services, Inc.                 Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan

CW Management Corp.                                   Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan

SAF Services Corp.                                    Delaware SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan

Hopkins Services, Inc.                                Minnesota SOS
                                                      Michigan SOS
                                                      Oakland County, Michigan

                          Patent and Trademark Filings

Recordation of this Agreement with the U.S. Patent and Trademark Office


             Actions with respect to Pledged Stock and Pledged Notes

Delivery of, or continued possession of the Pledged Stock and Pledged Notes, and, where necessary, the related transfer powers


                                  Other Actions

A. With respect to the Pledged Stock consisting of the stock of Collins & Aikman Holdings, S.A. de C.V.:


         (i) the endorsement of such Pledged Stock by the relevant Grantor in favor of the Collateral Agent for the Secured Parties;

         (ii) the physical delivery of the endorsed Pledged Stock to the Collateral Agent;

         (iii) the notation of the pledge on the stock register of each of the Mexican Issuers of Pledged Stock

         (iv) a letter by means of which each of the Grantors gives its consent for the pledgee to become owner of the Pledged Stock or the Pledged Note; and

         (v)      the delivery of the endorsed Pledge Notes to the Collateral
                  Agent.

B. With respect to the Pledged Stock consisting of the stock of Collins & Aikman Europe S.A.: Registration of the stock pledge on the stock register of the Luxembourg Issuer.

                                                                      Schedule 4


       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


Grantor                                                     Jurisdiction of         Location of Chief
- -------                                                     Organization            Executive Office
                                                            ---------------         -------------------

Collins & Aikman Accessory Mats, Inc.                       Delaware                1212 7th St., S.W.
                                                                                    Canton, OH 44707

Collins & Aikman Carpets and Acoustics (MI), Inc.           Delaware                5755 New King Court
                                                                                    Troy, MI 48098

Collins & Aikman Carpets and Acoustics (TN), Inc.           Tennessee               2409 Industrial Drive
                                                                                    Springfield, TN 37172

Collins & Aikman Plastics, Inc.                             Delaware                5755 New King Court
                                                                                    Troy, MI 48098

Dura Convertible Systems, Inc.                              Delaware                300 East Long Lake Rd.
                                                                                    Suite 180
                                                                                    Bloomfield Hills, MI 48304

Collins & Aikman Products Co.                               Delaware                5755 New King Court
                                                                                    Troy, MI 48098

Collins & Aikman Automotive Mats, LLC                       Delaware                1212 7th St., S.W.
                                                                                    Canton, OH 44707

Akro Mats, LLC                                              Delaware                1212 7th St., S.W.
                                                                                    Canton, OH 44707

Comet Acoustics, Inc.                                       Delaware                5755 New King Court
                                                                                    Troy, MI 48098

Amco Convertible Fabrics, Inc.                              Delaware                300 East Long Lake Rd.
                                                                                    Suite 180
                                                                                    Bloomfield Hills, MI 48304

Collins & Aikman Automotive International, Inc.             Delaware                5755 New King Court
                                                                                    Troy, MI 48098

Collins & Aikman International Corp.                        Delaware                101 Convention Center Dr.
                                                                                    Suite 850
                                                                                    Las Vegas, NV 89109

Collins & Aikman Europe, Inc.                               Delaware                5755 New King Court
                                                                                    Troy, MI 48098

Collins & Aikman (Gibraltar) Ltd.                           Gibraltar / Delaware    International House, 3rd Fl.
                                                                                    Bell Lane, Gibraltar
                                                                                    2711 Centerville Rd.
                                                                                    Suite 400
                                                                                    Wilmington, DE 19808

Collins & Aikman Asset Services, Inc.                       Delaware                5755 New King Court
                                                                                    Troy, MI 48098

CW Management Corp.                                         Delaware                5755 New King Court
                                                                                    Troy, MI 48098

SAF Services Corp.                                          Delaware                5755 New King Court
                                                                                    Troy, MI 48098

Hopkins Services, Inc.                                      Minnesota               5755 New King Court
                                                                                    Troy, MI 48098

                                                                      Schedule 5



                      LOCATIONS OF INVENTORY AND EQUIPMENT

Grantor                                Address                                 County           State
- -------                                -------                                 ------           -----
Collins & Aikman Accessory Mats, Inc.  448 West Katella                        Orange           California
                                       Orange, CA 92867

Collins & Aikman Carpet & Acoustics    5755 New King Court                     Oakland          Michigan
(MI), Inc.                             Troy, MI 48098
                                       47785 Anchor Court                      Wayne            Michigan
                                       Plymouth, MI 48170
                                       905 Industrial Rd.                      Calhoun          Michigan
                                       Marshall, MI 49068

Collins & Aikman Plastics, Inc.        500 West Madison                        Washtenaw        Michigan
                                       Manchester, MI 48158
                                       211 Kerth Rd.                           Berrien          Michigan
                                       St. Joseph, MI 49085
                                       300 Elm St.                             Calhoun          Michigan
                                       Homer, MI 49245
                                       845 Progress St.                        Ingham           Michigan
                                       Williamston, MI 48895
                                       1560 East Noble Rd.                     Ingham           Michigan
                                       Williamston, MI 48895
                                       3515 Lakeshore Dr.                      Berrien          Michigan
                                       St. Joseph, MI 48108
                                       28400 Plymouth Road                     Wayne            Michigan
                                       Livonia, MI 48150
                                       404 Industrial Dr.                      Lenawee          Michigan
                                       Tecumseh, MI 49286
                                       915 Industrial Dr.                      Lenawee          Michigan
                                       Tecumseh, MI 49286
                                       4083 Embassy Parkway                    Summit           Ohio
                                       Akron, OH 44333

Dura Convertible Systems, Inc.         1365 Beecher St.                        Lenawee          Michigan
                                       Adrian, MI 49221
                                       2011 W. Beecher St.                     Lenawee          Michigan
                                       Adrian, MI 49221
                                       47801 West Anchor Court                 Wayne            Michigan
                                       Plymouth, MI 48170
                                       14744 Jib St.                           Wayne            Michigan
                                       Plymouth, MI 48170

Collins & Aikman Products Co.          4 Upper Newport Plaza Drive             Orange           California
                                       Newport Beach, CA 92660
                                       2001 Christian B. Hass Dr.              St. Clair        Michigan
                                       St. Clair, MI 48079
                                       300 E. Long Lake Rd.                    Oakland          Michigan
                                       Suite 180
                                       Bloomfield Hills, MI 48304

Grantor                                Address                                 County           State
- -------                                -------                                 ------           -----
                                       Route 501 & 1521 (Elm)                  Person           North Carolina
                                       Roxboro, NC 27573
                                       1803 North Main St. (Cavel)             Person           North Carolina
                                       Roxboro, NC 27573
                                       313 Bethany Rd.                         Stanly           North Carolina
                                       Albemarle, NC 28001
                                       East Route 70 (Old Fort)                McDowell         North Carolina
                                       Old Fort, NC 28762
                                       Highway 264 By-Pass                     Pitt             North Carolina
                                       Farmville, NC 27828
                                       1853 Main St. (Sycamore)                Person           North Carolina
                                       Roxboro, NC 27573
                                       701 McCullough Dr.                      Mecklenberg      North Carolina
                                       Charlotte, NC 28262
                                       163 Glenn Rd. Post Office B             Montgomery       North Carolina
                                       Troy, NC 27371
                                       Highway 501 South                       Person           North Carolina
                                       Roxboro, NC 27573
                                       East Henry St. & S. Hwy. 49             Person           North Carolina
                                       Roxboro, NC 27573
                                       East Route 70 (Design Center)           McDowell         North Carolina
                                       Old Fort, NC 2872
                                       306 Bethany Rd.                         Stanly           North Carolina
                                       Albemarle, NC 28001
                                       Baker St. / Old Post Off.               Person           North Carolina
                                       Roxboro, NC 27573
                                       108 Belcher St.                         Pitt             North Carolina
                                       Farmville, NC 27828
                                       Stantonsburg Rd. / Sut. Wh.             Pitt             North Carolina
                                       Farmville, NC 27828
                                       Highway 70 (tool warehouse)             McDowell         North Carolina
                                       Old Fort, NC 28762

Collins & Aikman Automotive Mats, LLC  1209 & 1212 7th St.                     Stark            Ohio
                                       Canton, OH 44707
                                       225 West Lake St.                       Portage          Ohio
                                       Ravenna, OH 44266
                                       8281 County Rd. 245                     Holmes           Ohio
                                       Holmesville, OH 44633

Akro Mats, LLC                         1430 Virginia St.                       Muskingum        Ohio
                                       Zanesville, OH 43701

Collins & Aikman Carpet & Acoustics    198 Pinnacle Dr.                        Robertson        Tennessee
(TN), Inc.                             Springfield, TN  37172
                                       2409 Industrial Dr.                     Robertson        Tennessee
                                       Springfield, TN 37172

                                                                      Schedule 6


                        COPYRIGHTS AND COPYRIGHT LICENSES


                                      NONE


                           PATENTS AND PATENT LICENSES


                               SEE ATTACHED CHART


                        TRADEMARKS AND TRADEMARK LICENSES


                               SEE ATTACHED CHART

- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
                                                              ACTIVE U.S. PATENTS
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
                                                                          ISSUED          RENEWED          EXPIRES          TAB
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

COLLINS & AIKMAN PRODUCTS CO.
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 4,404,999 - Loop Pile Fabric                                      9/20/83                      4/30/2002
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 4,688,499 - Apparatus for Automatically Fabricating Textile       8/25/87                      8/25/2004
Articles such as Bath Throw Rugs and the Like
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 4,663,103 - Apparatus and Method of Extrusion                     5/5/87                       5/5/2004
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Design Patent Des. 300,524 - Automobile Trunk Liner                      4/4/89                       4/4/2003
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Design Patent Des. 301,025 - Automobile Trunk Liner                      5/9/89                       5/9/2003
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 4,840,832 - Molded Automobile Headliner                           6/20/89                      6/20/2006
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,807,047 - Cargo Transport Assembly Including Retaining          9/15/98                      3/4/2017
Bracket for Cargo Support Beam
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 4,430,853 - High Temperature Resistant Sewing Thread and          2/14/84                      2/14/2001
Method of Forming Same
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 6,102,482 - Lightweight Suspension Panel for Vehicle                         5/7/99
Seats and Door Panels
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

DURA CONVERTIBLE SYSTEMS, INC.
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,067,768 - Power Convertible Top with Automatic Top and          11/26/91                     11/26/2008
Tonneau Sequencing
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,100,195 - Installation of a Convertible Top Cover on a          3/31/92                      3/31/2009
Vehicle
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,110,175 - Convertible with Automatic Window Operation           5/5/92                       5/5/2009
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,154,479 - Power Header Latch for Convertible Top                10/13/92                     10/13/2009
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
                                                              ACTIVE U.S. PATENTS
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
                                                                          ISSUED           RENEWED         EXPIRES          TAB
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

US Patent 5,279,119 - Hydraulic Lock and Bypass for Vehicle Hydraulic     1/18/94                        1/18/2011
System
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,284,378 - Self-Storing Convertible Top Latch System           2/8/94                         2/8/2011
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,511,844 - Convertible Top Having Slidably Replaceable Bow     4/30/96                        10/13/2022
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,620,226 - Simplified Automated Top Operator                   4/15/97                        12/7/2015
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,322,337 - Convertible Boot                                    6/21/94                        6/21/2011
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,395,152 - Convertible Sling Fastener                          3/7/95                         6/24/2013
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,560,670 - Top Bow Tack Strip                                  10/1/96                        10/1/2013
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,489,146 - Substitute Top for Convertibles                     2/6/96                         6/21/2013
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,375,418 - Controlled Convertible Top Hydraulic Lock           12/27/94                       12/27/2012
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 6,048,021 - Convertible Top Mechanism with Powered Rear Row     4/11/2000                      4/25/2022
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,848,819 - Convertible Topstack With Extruded Adjustable       12/15/98                       4/23/2016
Side Rails
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,884,964 - Hybrid Header for Convertible Top                   3/23/99                        2/25/2007
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 6,115,965 - Power Operator for Vehicle Liftgate                 9/12/00                        12/9/2017
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
COLLINS & AIKMAN ACCESSORY MATS, INC.
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 4,804,567 - Automotive Floor Covering Having Pad Attachment     2/14/89                        2/14/2006
Means
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 4,748,063 - Automotive Floor Covering with Pad Attachment       5/31/88                        5/31/2005
Means
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent Des. 348,646 - Automotive Floor Mat                             7/12/94                        7/12/2008
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 4,382,986 - Automobile Floor Mat with Two Base Portions of      2/9/82                         2/9/2002
Different Elastomeric Materials
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------


- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
                                                              ACTIVE U.S. PATENTS
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
                                                                          ISSUED           RENEWED        EXPIRES           TAB
                                                                          ------           -------        -------           ---
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

US Patent 4,751,764 - Floor Mat Anchor                                    6/21/88                        6/21/2005
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,154,961 - Floor Mat and Method of Making Same                 10/13/92                       5/3/2011
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,362,544 - Floor Mat and Method of Making Same                 11/8/94                        11/8/2011
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,620,546 - Method of Making a Floor Mat Having a Channel       4/15/97                        4/15/2014

- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent Re. 36,677 - Method of Making a Floor Mat Having a Channel -    5/2/00
Reissue of US Patent 5,620,546
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 5,171,619 - Floor Mat and Process of Forming the Same           12/15/92                       12/15/2009
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
COLLINS & AIKMAN PLASTICS, INC.
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,690,550 - Diffuser Outlet Assembly                        11/25/97                       4/24/2016
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,947,813 - Double Barrel Air Outlet Assembly               9/7/99                         8/7/2018
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,601,269 - Dual-Cup Rack and Pinion                        2/11/97                        6/7/2015
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,746,651 - Eyeball Outlet Assembly                         5/5/98                         1/26/2016
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,741,179 - Modular Air Outlet Assembly and Method of       4/21/98                        5/17/2016
Making Same
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,569,076 - Oscillation Fixed Grille Outlet                 10/29/96
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,702,041 - Popout Storage and Cupholder Assembly           12/30/97                       3/18/2016
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,878,986 - Popout Storage and Cupholder Assembly           3/9/99                         8/12/2017
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No.5,752,877 - Popup A/C Outlet                                 5/19/98                        2/28/2016
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,634,621 - Three Stage Dual Cup Holder                     6/3/97                         6/7/2015
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
                                                              ACTIVE U.S. PATENTS
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
                                                                          ISSUED           RENEWED       EXPIRES            TAB
                                                                          ------           -------       -------            ---
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

US Patent No. 5,671,686 - Automotive Console Writing Table                9/30/97                        2/12/2016
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,618,018 - Cup Holder for Confined Spaces                  4/8/97                         6/7/2015
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,690,308 - Semi-Automatic Swing Out Cup Holder             11/25/97                       6/7/2015
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,379,978 - Vehicular Convertible Cupholder                 1/10/95                        1/10/2012
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 5,338,252 - Air Outlet Louver Assembly                      8/16/94
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent 6,059,244 - Convertible Container Holding Assembly              5/9/2000                       5/9/2020
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 6,059,653 - Air Outlet Assembly Having Controllable         5/9/00
Effort Generation
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 6,120,100 - Composite Blow Molded Article and Method of     9/19/00                        9/19/2020
Making Same
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------
US Patent No. 6,129.627 - Air Outlet Assembly Having Outer Air            10/10/00
Directing Doors
- ------------------------------------------------------------------------- -------------- ------------- -----------------  --------

- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
                      U.S. APPLICATIONS FOR PATENTS PENDING
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
                                                                                            FILED
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------

COLLINS & AIKMAN PRODUCTS CO.
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------

- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
U.S. Patent Applications No. 09/457,748                                                     12/8/99
       Heat Shrinkable Fabric Panels for Facilitating Seat Cover
       Installation
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
U.S. Divisional application No. 09/498,915 - Lightweight Suspension                         2/4/00
Panel for Vehicle Seats
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
U.S. Patent Application No. 09/344,512 - Insertable Vehicle Floor Drain                     6/25/99
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
U.S. Patent Application No. 09/344,394 - Vehicle Floor Covering with                        6/25/99
Integral Threaded Drain Tube and Method of Making Same
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
U.S. Patent Application No. 08/968,930 - Vibration Dampening Laminate                       7/20/00
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------

- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
DURA CONVERTIBLE SYSTEMS
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
U.S. Patent Application No. 60/166846 - Swing Arm Liftgate Actuator                         11/22/99
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application No. 60/124965 - Convertible  Top  Tack Strip &                        3/18/99
Mounting Method
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application Serial #60161003 - Operating mechanism for                            10/23/99
Convertible Top with Movable Rear Bow and Only Two Operating Cylinders
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application Serial #09/686845 - Retractable Hard Top for                          10/11/00
Motor Vehicles and Motor Vehicles Comprising a Hard Top
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application Serial #09/686779 - Retractable Motor Vehicle Top                     10/11/00
As Well as Motor Vehicle Comprising This Top
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------

- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
                      U.S. APPLICATIONS FOR PATENTS PENDING
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
                                                                                            FILED
                                                                                            -----
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
COLLINS & AIKMAN PLASTICS, INC.
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application 09/353,455 - Foam Transport Article and Method of                     7/14/99
Using
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application 09/099,801 - Arcuate Container Holding Assembly                       6/18/98
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application Serial #09/680,744 - Bale Arm Cup Holder
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application No. 09/686,767 - Removable Container Holding                          10/10/00
Assembly
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application No. 60/214,947 - Convertible Storage System for                       6/29/00
Motor Vehicles
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application No. 60/215,007 - Air Outlet Assembly with Door                        6/29/00
Assembly Having a Unitary Front Door Panel
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application No. 09/629,561 - Assembly for Organizing a                            7/31/00
Storage Area of a Motor Vehicle
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
US Patent Application No. 09/684,709 - Cup Holder Having a Vertically                       10/6/00
Oriented Drawer
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------



- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
                       ACTIVE U.S. TRADEMARK REGISTRATIONS
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
                                                                          ISSUED           RENEWED             EXPIRES      TAB
                                                                          ------           -------             -------      ---
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

COLLINS & AIKMAN PRODUCTS CO.
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 856,072 - Cavella                                            9/3/68         9/3/88              9/3/2008
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 740,694 - Cloud Fleece                                       11/13/62       11/13/82            11/13/2002
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 804,780 - Crepe Primavera                                    3/1/66         3/1/86              3/1/2006
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 874,770 - Mitymesh                                           8/12/69        8/12/89             8/12/009
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 847,908 - Petalsmooth                                        4/23/68        4/23/88             4/23/2008
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 797.306 - Primavera                                          10/5/65        10/5/85             10/5/2005
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 1,158,150 - Rubayat                                          6/23/81                            6/23/2001
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 797,309 - Soft Talk                                          10/5/65        10/5/85             10/5/2005
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 1,538,199 - Syltrece                                         5/9/89                             5/9/2009
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 1,193,653 - Ultrica                                          4/13/82                            4/13/2002
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 218,550 - Cavel                                              9/28/26        9/28/66;9/28/86     9/28/2006
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 754,710 - Illusion                                           8/13/63        8/13/83             8/13/2003
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 706,066 - SHERPA                                             10/18/60       10/18/80            10/18/2000
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 988,978 - CA (C&A Logo)                                      7/23/74        7/23/94             7/23/2004
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 2,370,884 - Collins & Aikman and design                      7/24/00                            7/25/2010
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
DURA CONVERTIBLE SYSTEMS, INC.
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 426,319                                                      12/24/46       10/3/89
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 666,566                                                      9/2/58
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 1,813,610                                                    12/28/83
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
COLLINS & AIKMAN ACCESSORY MATS, INC.
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 540,427 - Akro                                               4/3/71         5/28/91             4/3/2001
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 878,835 - Akro                                               10/14/69       10/14/89            10/14/2009
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 897,977 - Akro                                               9/1/70         6/12/90             9/1/2000
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
                       ACTIVE U.S. TRADEMARK REGISTRATIONS
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
                                                                          ISSUED              RENEWED           EXPIRES     TAB
                                                                          ------              -------           -------     ---
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

US TRADEMARK 876,702 - Fanciful A Design                                  9/9/69          9/9/89              9/9/2009
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 910,207 - Fanciful A Design                                  3/16/71         3/16/91             3/16/2001
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 1,949,252 - CA Autoguard (Stylized)                          1/16/96                            1/16/2006
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 903,985 - Mr. Inside                                         12/8/70         No renewal in file
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 707,894 - Mr. Outside                                        11/29/60        11/29/80            11/29/2000
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 1,175,323 - Mr. Outside                                      10/27/81
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
US TRADEMARK 1,155,735 - Mr. Scraper                                      5/26/81
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------
COLLINS & AIKMAN PLASTICS, INC.
- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

- ------------------------------------------------------------------------- -------------- ------------------- -----------  --------

- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
                  U.S. APPLICATIONS FOR TRADEMARK REGISTRATION
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------

- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
                                                                                            FILED
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------

COLLINS & AIKMAN PRODUCTS CO
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------

- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
U.S. Trademark Application No. 75/706,081 -                                               5/13/99
         CAVELFLEX
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
U.S. Trademark Application No. 75/661,803 -                                               3/17/99
TUFLOR
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------
U.S. Trademark Application No. 75/790,715 - UBS                                           8/31/99
- ------------------------------------------------------------------------- -------------- ------------- ---------------------------

                           ACKNOWLEDGEMENT AND CONSENT

         The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of February 23, 2001 (the "Agreement"), made by the Grantors parties thereto for the benefit of The Chase Manhattan Bank, as Collateral Agent. The undersigned agrees for the benefit of the Collateral Agent and the Secured Parties as follows:

         1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

         3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.



                               [NAME OF ISSUER]



                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                               Address for Notices:

                               -----------------------------------------

                               -----------------------------------------


                               -----------------------------------------
                               Fax:

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement


                  ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the "Additional Grantor"), in favor of THE
CHASE MANHATTAN BANK, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties as defined in the Guarantee and Collateral Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Guarantee and Collateral Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, Collins & Aikman Products Co., a Delaware corporation (the "Company"), Collins & Aikman Canada Inc., a Canadian corporation ("Collins & Aikman Canada"), Collins & Aikman Plastics, Ltd., a Canadian corporation ("Collins & Aikman Plastics", and collectively with Collins & Aikman Canada, the "Canadian Borrowers"), Collins & Aikman corporation, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders"), and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and The Chase Manhattan Bank of Canada, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent") have entered into a Credit Agreement, dated as of May 28, 1998 as amended and restated through February 23, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, Holdings, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of February 23, 2001 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Collateral Agent for the benefit of the Secured Parties;

                  WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

                  WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                  2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                                 [ADDITIONAL GRANTOR]



                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement



                            Supplement to Schedule 1



                            Supplement to Schedule 2



                            Supplement to Schedule 3



                            Supplement to Schedule 4



                            Supplement to Schedule 5



                            Supplement to Schedule 6